VLOV, Inc.

 (OTCBB: VLOV)

A Lifestyle
Apparel
Brand

“Victory

&

Love”

Disclosure

Safe Harbor Statement

This presentation contains forward-looking statements that are based on the beliefs of our management, and involve risks and uncertainties, as well as assumptions, that, if they ever materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The words “believe,” “expect,”

“anticipate,” “project,” “targets,” “optimistic,” “intend,” “aim,” “will” or similar expressions are intended to identify forward-

looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-

looking statements, including statements regarding new and existing products, technologies and opportunities; statements regarding market and industry segment growth and demand and acceptance of new and existing products; any projections of sales, earnings, revenue, margins or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements regarding future economic conditions or performance; uncertainties related to conducting business in China; any statements of belief or intention; and any statements of assumptions underlying any of the foregoing. All forward-looking statements included in this presentation are based on information available to us on the date of this presentation. We assume no obligation and do not intend to update these forward-

looking statements, except as required by law.

 Introduction

VLOV designs, sources and markets casual, fashion-forward apparel for men in the People’s Republic of China

Solid brand equity among Chinese consumers

Strong profit margins through unique operating model

Based in Fujian Province, PRC

Ticker: OTCBB:VLOV

Attorney: Richardson & Patel LLP

Auditor: Crowe Horwath & Co

Select Financials

OTCBB Symbol

VLOV

Fiscal Year

December 31

Last-Traded Price (2/26/10)

$5.10

Shares Outstanding*

15.7M

Market Capitalization

$80.1M

Management Ownership

57.6%

Revenue 2008

$51.9M

Net Income 2008

$9.2M

Revenue - 9 Months Ended September 30, 2009

$45.8M   14.5%

Income - 9 Months Ended September 30, 2009

$8.8M  27.0%

EPS - 9 Months Ended September 30, 2009

$0.56  16.6%

*A $9.9 M raise was completed in Q4 2009.  The Company issued preferred and common shares and common stock purchase warrants, which on a converted and exercised basis would add 5,175,382 shares of common stock to the capital structure.

 The VLOV Brand

VLOV represents Victory and Love, a reflection of a successful life

Lifestyle brand targeting middle-class, male Chinese consumers ages
15 to 34

Focused sales strategy includes 15 exclusive distributors who service more than 730 Points of Sale

Emphasis on fashion-forward designs with multiple new product launches each year

Strong brand recognition in PRC

 Compelling Consumer Market

VLOV’s target demographic
accounts for the greatest wealth
creation in China today

15 to 34 year old fashion-
conscious men, which accounts
for nearly 400 million people in
China vs. a total US population of
300 million

Middle to upper income, who are
becoming more sophisticated and
scrutinizing about brands they buy

China’s wealthiest consumers are
25 to 44 years old

VLOV
CROSS OVER

(Rmb Bn)
1,600
1,400
1,200
1,000
800
600
400
200
0
Menswear 2006-11 CAGR: 17.7%
2006
2007
2008
2009E
2010E
2011E
Children
Women's wear
Men's wear

China Men’s Apparel Market

Euromonitor forecasts a 17.7% CAGR in China’s retail sales of men’s wear from 2006 to
2011, greatly surpassing women’s apparel  (CAGR: 11.7%) in the period

Source: Euromonitor

Retail Sales of Apparel in China (2006-2011E)

VLOV

CROSS OVER

(Rmb Bn)
Growth %
160
140
120
100
80
60
40
20
0
45
40
35
30
25
20
15
10
5
0
46
59
80
98
121
153
26.4
29.9
35.6
22.0
22.9
27.1
2006
2007
2008
2009E
2010E
2011E

China Men’s Apparel Market (cont’d)

Resale's of local brands jumped 35.6% year-over-year in 2008 and are forecast to post a
24% CAGR in the 2009-2011 period

56% of the market share of men’s wear is still “up for grabs” for branded lines of apparel.

Source: Frost & Sullivan

Retail Sales of Local Menswear Brands in China (2006-2011E)

Brand/Market Positioning

Fashion

Basic

Value

Luxury

CR-31

Armani

Gap

H&M

Hugo Boss

Gucci

Zara

Cabbeen

Calvin Klein

Agnes B

DKNY

Prada

VLOV

Jack Jones

Accessories
9%
T-Shirts
6%
Cotton Wear
9%
Shirts &
Windbreakers
32%
Jackets
20%
Jeans
24%

Product Mix (% of 2008 Revenue)

Prices range from U.S. $26 to $220

Distribution Strategy Drives Strong Margins
and Cash Flow

VLOV has 15 Exclusive Distributors across northern, central and southern China

734 Points of Sale under the VLOV brand name

Free-standing stores, shop-in-shops, counters, concessions

VLOV maintains control over advertising and marketing activities from its headquarters

120,000 square foot manufacturing and distribution facility located in Yinglin,
Fujian

R&D; production of specialty products

More than 80% of mainline production is outsourced, optimizing working capital

VLOV
CROSS OVER

70
60
50
40
30
20
10
0
29.1%
37.2%
23.7%
35.8%
26.3%
36.0%
2007
2008
Nine Months Ended
September 30, 2009
Operating Margin
Gross Margin

Strong Margins

734 POS in Tier II and Tier III regions throughout China

Free standing stores, shop-in-shops, concessions and counters

HAININ

HEILONGJIANG

JILIN

LIAONING

INNER MONGOLIA

SHANXI

SHAANXI

SHANDONG

JIANGSU

ZHEJIANG

FUJIAN

JIANGXI

HUBEI

HENAN

ANHUI

NINGXIA

GANSU

QINGHAI

XINJIANG

TIBET

SICHUAN

YUNNAN

GUIZHOU

HUNAN

GUANGXI

GUANGDONG

HEBEI

Tianjin

Shanghai

Beijing

Chongqing

Points of Sale

Points of Sale

Points of Sale

Points of Sale

Points of Sale

Points of Sale – New Generation

Points of Sale – New Generation

Points of Sale – New Generation

Product Distribution Agreements

15 Distributor Agreements covering 12 Provinces

Ability to leverage regional expertise and achieve economies of scale

Maintains solid brand recognition and drives strong margins

Management and operational guidelines ensure consistency of brand image and store appearance

All Points of Sale exclusive to VLOV

Semi-annual Sales Meetings for all VLOV distributors

Showcase new designs to introduce products

Highlight advertising & marketing plans

Reinforce brand strength and positioning

VLOV
CROSS OVER

800
600
400
200
0
190
450
650
689
734
750
2005
2006
2007
2008
2009
2010E

Growing Distribution

VLOV’s Distributors and Points of Sale have grown steadily since the Company’s inception with no required external financing

VLOV Points of Sale (2005-2010E)

Est. POS CAGR

2005 – 2010E: 31.6%

Marketing Strategies

Advertise in fashion publications, local newspapers, outdoor venues and mall kiosks

To sponsor events, television programs and movies aimed at target demographic

Host VLOV fashion shows and promotional events

Allocate approximately 5% of annual revenues to marketing &
advertising

Continue to build brand recognition through 35-person marketing &
advertising staff

VLOV
CROSS OVER

GQ
JAMES FRANCO
THE NEXT JAMES DEAN
VOGUE
FOR MEN
JOKER
Tシャツ×ジーンズ
"いま一番カッコイイ
着こなし方"
時装
OFFICIEL
HOMMES
创刊号
WENTWORTH
MILLER

Growth Initiatives

Continue to evolve  VLOV’s lifestyle brand positioning

Fashion-forward

Elegant, stylish, casual chic

Refurbish selected points of sale

Extend price points to reach a broader consumer base

Expand depth of product offerings and increase SKUs

Broaden retail network through additional distribution agreements

Increase brand promotion, marketing and advertising

Open flagship stores in Tier I cities beginning in 2011

Higher income levels

More densely populated

Financial Performance

VLOV has produced consistently strong revenue growth and profitability

($000s)

Revenue

$39,727

$51,867

$57,677

Growth

109.2%

30.6%

16.5%

Gross Profit

$14,788

$18,551

$20,665

Gross Margin

37.2%

35.8%

35.8%

Operating Income

$11,558

$12,301

$14,985

Operating Margin

29.1%

23.7%

26.0%

Net Income

$7,749

$9,192

$11,065

Net Margin

19.5%

17.7%

19.2%

FYE

Dec-31-2007

FYE

Dec-31-2008

LTM

Sep-30-2009

LTM

Sep-30-2009

Balance Sheet Highlights

($000s)

Cash and cash equivalents

$2,758

$2,863

$9,328

Working Capital

$1,381

$6,230

$9,993

Total Assets

$13,660

$12,647

$18,726

Total Liabilities

$11,217

$5,078

$7,456

Shareholders’ Equity

$2,443

$7,569

$11,261

FYE

Dec-31-2007

FYE

Dec-31-2008

LTM

Sep-30-2009

9 Months

Sep-30-2009

The Company has the financial flexibility to pursue its growth plans

The Company completed a $9.9 M capital raise in the fourth quarter of 2009.

Experienced Management Team

Qingqing Wu – Chairman and CEO, graduated from Xiamen Jimei School of Light Industry in 1990 with a major in apparel design and received a Masters in Business Administration degree from Tsing-Hua University in 2007. Mr. Wu also serves as the Standing Director of the First Committee of the Association of Fabric & Apparel in Jinjiang City.

Yushan Zheng- CFO, graduated from Jiangxi University of Finance & Economics in 1987 with a major in industrial economics. Mr. Zheng is a Chinese Certified Public Accountant and a Certified Tax Agent. Mr. Zheng has over 20 years of financial and accounting experience in the public and private accounting field.

Dr. Jianwei Shen – Director, holds a Doctorate of Economics and Management from China Agricultural University, a
Doctorate of Philosophy from Hohenheim University in Germany, a Master’s Degree in Economics and Management
from Beijing Agricultural University and a Bachelor’s Degree in Agricultural Economics from Beijing Agricultural
University.  Since 2006, Dr. Shen has been an independent director and a member of the Audit Committee of the China
Essence Group Ltd., a company listed on the Singapore Exchange. Dr. Shen is also a member of the Specialist
Advisors to the City of Jinjiang, Fujian.

Yuzhen Wu – Director, graduated from Huaqiao University in 1998 with a major in Business Management. Mr. Wu has been working with the Group since 1998. He has been the director of the general production management since 2006.

Zhifan Wu – Director, has over 20 years of experience in the purchasing functions in the fashion trade and has served as the manager of the Purchasing Department since 2006.  Mr. Wu worked as the purchasing assistant at Huangbao
Apparel Co., Ltd. from 1996 to 2000.  From March 2000 to 2005, Mr. Wu served as the manager of the Purchasing
Department in Huangbao Apparel Co., Ltd.

Investment Highlights

Compelling consumer market

Highly leverage able business model

Ability to expand distribution and brand reach without significant capital expenditures or external financing

Operating strategy drives strong gross profit and EBIT margins

Strong, predictable free cash flow

Experienced and talented management team.

CEO more than 20 years of apparel experience

VLOV awarded China Fashion Week’s 2009 Menswear Design Award

Investor Relations Contact

Christine Greany

HC International, Inc.

858.523.1732

christine.greany@hcinternational.net

www.hcinternational.net

Howard Gostfrand

American Capital Ventures, Inc.

305.918.7000

info@amcapventures.com

www.amcapventures.com